Exhibit 10(k)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

CLIENT SERVICES ADDENDUM

This Client Services Addendum (“CSA”), effective as of January 1, 2005 (Effective Date”), is made pursuant to and a part of that certain Master Software License and Support and Professional Services Agreement, dated as of March 1, 2002 by and between AIG Technologies, Inc. (“AIGT”), and Cover-All Systems, Inc. (“Cover-All”), as amended (the “Agreement”).  Except to the extent otherwise expressly set forth in this Client Services Addendum, this Addendum is governed by the terms and conditions of the Agreement.  Any defined terms not otherwise defined herein shall have the meanings set forth in the Agreement.  This Client Services Addendum may be modified or amended only by a writing signed by both parties.  By signing this Client Services Addendum, Client agrees to the terms and conditions of the Agreement.

1.0

CLIENT NAME & ADDRESS

Lexington Insurance Company (“Client” or “Lexington”)
100 Summer Street
Boston, MA  02110

2.0

COMPANIES LICENSED TO UTILIZE THE ABOVE SOFTWARE COMPONENTS:

This “Client” shall include affiliates of Lexington insurance Company, including, but not limited to: [***] and any additional affiliates of Client which write policies for the Client’s Program division.  To allow new affiliates access and use of the Software may require Cover-All to perform Professional Services, which would be governed by a work order executed by AIGT & Cover-All.

3.0

LISTING OF COVER-ALL LICENSED SOFTWARE

3.1

Classic Expression – Version 6.0 – The license is extended for the continued use of this product.  The parties anticipate that such use will continue until April 30, 2005 to provide any needed overlap during implementation of My Insurance Center™ 7.0.

3.2

My Insurance Center™ – Version 7.0 – The licensed components include:

My Insurance Center™ (Portal)

MIC Rating & Issuance 7.0

MIC IPD Extended 7.0

MIC Imaging 7.0

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Exhibit 10(k)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

3.3

Standard Classic Software Products – Rate, Quote & Issuance for:

CPP – Commercial Package with Property, General Liability, Crime, Inland Marine for [***] ([***] is not included).  This includes [***] customized per Lexington specification.

CA – Commercial Auto for [***] ([***] are not included).

3.4

Custom Classic Products – Rate, Quote & Issuance for:

Professional Liability – [***].

Commercial Umbrella – [***].

Boiler & Machinery – [***].

Non-Admitted CPP – [***].

Non-Admitted CA – For [***] only.

The license includes the use of all modifications and/or Work Product contracted by AIGT and/or Lexington with Cover-All to accommodate [***] product needs.

4.0

LISTING OF THIRD PARTY SOFTWARE PROVIDED BY COVER-ALL

The software listed hereunder is to be used only in conjunction with the Software that is the subject of the Agreement.  Its use is governed by the terms and conditions of the Agreement and the Supplemental Terms for each specific vendor, as set forth on Attachment D (“Third Party Software Terms”).  It may not be used for other purposes and may not be distributed or made available for use by other parties or for other purposes without prior written approval by the third party vendor.

Test Environment

•

[***]

•

[***]

•

[***]

Production Environment

•

[***]

•

[***]

•

[***]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Exhibit 10(k)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

NOTE:  The license, installation and support of any software not specifically identified above is not provided by Cover-All, is the responsibility of AIGT and is not included in the support services provided to AIGT by Cover-All under the terms of the Agreement.

All required [***] software to be provided by AIGT, as described on Attachment A (“Hardware & Supporting Software Requirements”).

5.0

COVER-ALL SERVICE LEVEL AGREEMENTS

Cover-All shall provide the Services in accordance with the following service levels:

5.1

ERROR CORRECTION

5.1.1

Level 1 Errors:

5.1.1.1

Cover-All will conduct preliminary analysis and inform AIGT [***].

5.1.1.2

Cover-All will deliver solution or workaround to AIGT within [***] business days of receipt of problem description and accompanying documentation.

5.1.1.3

Workarounds to be followed by a software solution in the next scheduled release.

5.1.2

Level 2 Errors:

5.1.2.1

Cover-All will conduct preliminary analysis and inform AIGT [***].

5.1.2.2

Cover-All will deliver solution or workaround to AIGT within [***] business days of receipt of problem description and accompanying documentation.

5.1.2.3

Workarounds to be followed by a software solution in the next release.

5.1.3

Level 3 Errors:

5.1.3.1

Cover-All will deliver solution or workaround to AIGT within [***] business days of receipt of problem description and accompanying documentation.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Exhibit 10(k)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

5.1.3.2

Workarounds to be followed by a software solution in the next release.

5.1.4

If workarounds exceed [***] of open SRs, Cover-All will implement an automated solution within [***] business days.

5.2

[***] CHANGES & COMPLIANCE

5.2.1

Cover-All will notify AIGT of any decision to not support an [***] circular or any portion thereof within [***] days of Cover-All’s receipt of posting by [***].

5.2.2

Cover-All will meet scheduled release dates and delivery commitments for [***].

5.2.3

Cover-All will make available to AIGT a 90-day outlook report of [***] within [***] business days of each month-end.

5.2.4

Cover-All will deliver [***] changes to AIGT within [***] days of receipt of request by Cover-All:  any errors to such changes will be corrected by Cover-All within [***] business days of receipt of problem description and accompanying documentation.

5.3

BACK-END SYSTEM DATA REJECTS

5.3.1

No more than [***] of transactions generated by Cover-All software and submitted to back-end systems are rejected.

5.4

PROFESSIONAL SERVICES

5.4.1

Cover-All will meet delivery dates as specified in each approved Professional Services Work Order.

5.4.2

Cover-All will correct all errors related to Professional Service Work Orders within [***] of receipt of problem description and accompanying documentation.

5.5

REPORTING

5.5.1

Cover-All will provide AIGT and Lexington a monthly report of performance on the above SLAs.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Exhibit 10(k)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

5.5.2

Cover-All will make available to AIGT a 90-day outlook report of [***] within [***] business days of each month-end.  (per Section 5.2.3)

5.5.3

Cover-All will provide AIGT a report showing Current Rates, Rules & forms in Use By Lexington.

5.6

EXCLUSIVE REMEDY FOR NON-PERFORMANCE

As AIGT’s exclusive remedy, if AIGT has a good faith belief that the Services provided during any given month are not performed in substantial accordance with the stated Service Level Agreements (“SLAs”).  AIGT must give written notice within [***] days of the month-end in which the Services were not performed to AIGT’s satisfaction.  Such non-performance will be reviewed by Cover-All at the earlier of the next Management Meeting or within [***] days, and if agreed that the Services were not performed substantially in accordance with the SLAs, Cover-All will then grant AIGT a credit on a monthly basis of [***] below.  Any fees that result from AIGT’s dissatisfaction will be returned to AIGT as a credit against the next payment for such monthly service fees. AIGT does not have the right to automatically take the credit.

6.0

AIGT SERVICE LEVEL AGREEMENTS

6.1

AIGT will be responsible for Tier 1 Support and will inform Cover-All of ERROR Levels 1,2,3 by phone.

6.2

AIGT will test and install all Software changes including releases, upgrades, error corrections and professional service deliverables within [***] business days of receipt (unless prior agreement with Lexington).

6.3

AIGT will report all Level 1 errors to Cover-All within [***].

6.4

AIG will submit Service Requests and documentation to Cover-All as requested within [***] business days.

7.0

LICENSE AND SUPPORT SERVICES FEES & SCHEDULES

7.1

License:

7.1.1

For use [***] by up to [***] named users of My
Insurance Center™ according to the terms and
conditions expressed in this CSA and in the
Agreement dated March 1, 2002:
Due and payable on signing of this CSA

$[***]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Exhibit 10(k)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

7.1.2

For use of My Insurance Center™ by each named user
in excess of [***] according to the terms and conditions
expressed in this CSA and in the Agreement
dated March 1, 2002:

$[***]

7.2

Annual Charges for Service & Support

Software Maintenance Support for Version 7.0

$[***]

Base Services

$[***]

Dedicated Services

$[***]

The charges for Software Maintenance for Version 7.0 shall be payable commencing on April 1, 2005.  The charges for Basic Services and Dedicated Services shall be payable commencing on January 1, 2005.  For 2005, the total amount for Service & Support will be billed quarterly and will be due and payable at the beginning of each quarter (January 1, April 1, July 1 and October 1).

For subsequent years, these amounts may be adjusted by an annual adjustment factor as determined by Cover-All and permitted in the Agreement, Section 10.B, provided that such amounts may not be increased by more than [***] per year.  Due daces for each quarterly payment will remain at the first day of each calendar quarter as stipulated above.

8.0

TERM/RENEWAL/CANCELLATION PROVISIONS

The term of this CSA shall commence on the CSA Effective Date and continue in perpetuity.  The initial term for Services shall continue in effect until March 31, 2009, but not beyond the Term of the Agreement as stipulated in Section 8.  Unless the parties mutually agree otherwise, [***] or more prior to the expiration date of the then current term, each party must express in writing to the other, their election of one of two alternatives;

•

Non-renewal – If either or both parties elect not to renew, this CSA will terminate as of the expiration date of the then current term;

•

Renewal – Under the alternative to renew, if such renewal is conditional upon change(s) to this CSA, such changes must be submitted with this renewal notice to the other party and the receiving party has [***] to respond and resolve.  Any and all changes to this CSA must be resolved within this [***] period, unless it is extended by mutual agreement in writing by both parties.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Exhibit 10(k)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

9.0

LISTING OF SERVICES TO BE PROVIDED IN ADDITION TO TIER TWO SUPPORT

A.

Tier Two Support Services for rates, rules and forms are included in full as described in Section 4.B of the Agreement.

B.

Software Maintenance Support for Version 7.0 and Basic Services:  For the charges set forth in Section 7.2 above, Cover-All shall provide the Support Services as described in Section 4 of the Agreement.

C.

Dedicated Services:  For the charges set forth in Section 7.2 above, Cover-All shall provide the following Dedicated Services to AIGT for Lexington:

•

Lexington Requested Service – Cover-All will provide dedicated services including processes and resources in order to provide Lexington with services over and above Basic Services.  These services include:  Notification of [***] proposed changes and Cover-All’s adoption schedule for such changes; a simplified process for Lexington to select and schedule [***] changes; and expanded insurance premium rate documentation.  Cover-All will provide a process for notification and communication on the status of software changes and software bugs for communicating results against Service Levels, Cover-All will also provide test cases to assist AIGT and Lexington in their testing process.  Cover-All will also provide expanded support to assist AIGT and Lexington in analyzing and implementing software changes related to mandatory, regulatory, or statistical reporting as required by AIGT or Lexington reporting systems.

D.

Professional Services are available on request by submission of a duly authorized work order for extensive [***] Updates, Software modification, installation, training and other related services as described in Section 5 of the Agreement, Professional Services will be charged at Cover-All’s standard rates.

10.0

ACKNOWLEDGEMENTS

The parties hereby acknowledge and agree that (1) this Client has had access to and have been using the Software and certain Work Product since March 1, 2000, and (2) all such access and use shall be deemed governed by and subject to the terms and conditions of this CSA.  Notwithstanding the foregoing, Cover-All shall have no obligation to provide (and is hereby discharged from any obligation to provide) Tier Two Support Services prior to the Effective Date of this CSA, and any payment obligations of AIGT and Client with respect to such period prior to the Effective Date of this CSA shall be deemed fully satisfied.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Exhibit 10(k)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Client acknowledges and agrees that in order to receive and use the [***] rating and issuance rules component of the Software, Client must be a member, subscriber or service purchaser of [***] for the lines of insurance and the jurisdictions with respect to which such [***] components apply.

*     *     *     *     *     *     *     *     *

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Exhibit 10(k)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have each caused this Client Services Addendum to be signed and delivered by their duly authorized officers, all as of the date first set forth above.

Cover-All Systems, Inc. /s/ John W. Roblin __________________________________ SIGNED John W. Roblin, CEO __________________________________ NAME/TITLE December 22, 2004 DATE

AIG Technologies, Inc.

/s/ Anthony Iseoricro

__________________________________
SIGNED

Anthony Iesoricro, Sr. Vice President & CFO

__________________________________
NAME/TITLE

__________________________________
DATE

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Exhibit 10(k)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

Schedule I

Amendments to Client Services Addendum

I.

Effective January 1, 2005, the Client Service Addendum was amended as follows:

A.

Section 2.0 (“Companies Licensed to Utilize the Above Software Components”).  ADD the following at the end of the first sentence:  “, including third party administrators and their designees under contract to perform insurance related services for and on behalf of these affiliates.  AIGT agrees to inform Cover-All of all such designees of which a becomes aware.  All such users of the Software must agree in such contracts to maintain the confidentiality of the Software.”

B.

Section 3.0 “Listing of Cover-All Licensed Software”).  In Subsection 3.4 (“Custom Classic Products – Rate, Quote & Issuance”):  (1) under both the Professional Liability and the Commercial Umbrella headings, after the word “Admitted” ADD the words “[***]”; and (2) REPLACE the “Boiler & Machinery” heading with “[***].”

C.

Section 5.0 (“Cover-All Service Level Requirements”).  DELETE Subsection 5.6 in its entirety and REPLACE with the following:

5.6

EXCLUSIVE REMEDY FOR NON-PERFORMANCE

As AIGT’s exclusive remedy, if AIGT has a good faith belief that the Services provided during any given month are not performed in accordance with the stated Service Level Agreements (“SLAs”), AIGT must give written notice within [***] days of the month-end in which the Services were not performed to AIGT’s satisfaction.  Such non-performance will be reviewed by AIGT, Lexington, and Cover-All at the earlier of the next Management Meeting or within [***] days, and if confirmed that the Services were not performed in accordance with the SLAs, Cover-All will then grant AIGT a credit on a monthly basis of [***] below.  Any fees that result from AIGT’s dissatisfaction will be returned to AIGT as a credit against the next payment for such monthly service fees.

II.

Effective September 28, 2007, the Client Service Addendum was amended as follows:

A.

Section 3.0 (“Listing of Cover-All Licensed Software”).  In Subsection 3.3 (“Standard Classic Software Products - Rate, Quote & Issuance”), replace the entire contents of the subsection with the following language:

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Exhibit 10(k)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

CPP – Commercial Package with Property, General Liability, Crime, Inland Marine for [***].  This includes [***] customized per Lexington specification.

CA – Commercial Auto for [***] ([***] is not included).

B.

Client Services Addendum shall be amended to include the following:

1.0

List and Description of Additional Licensed Software.

As of the Effective Date of this Agreement, Customer has included an additional state of the following line of business:

o	[***] Commercial Package Policy – add [***]

o	[***] Commercial Auto – add [***]

2.0

License, Support & Bureau Fees.

Customer agrees to pay a one-time license fee for the additional state, plus first year annual support and bureau fees:

	License	Annual Support	Other

o [***] Commercial Auto for [***]	$[***]	$[***]
o [***] Commercial Package for [***]	$[***]	$[***]
o [***] Insurance Bureau Annual Membership Fee
$[***]

3.0

Terms of Payment.

Per the terms of the agreement in professional services work orders L2112 and L1243, Cover-All will apply a portion of the professional services charges under those work orders to the one-time License and 2007 Annual Support fees and Bureau fees. No further license payments are due. Annual support charges for 2007 have also been satisfied. Customer’s 2008 maintenance invoices will be incremented to reflect the additional annual support and membership fees.

III.

Effective March 7, 2008, the Client Service Addendum was amended as follows:

A.          3.2          List and Description of Additional Licensed Software.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Exhibit 10(k)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

As of the Effective Date of this Agreement, Customer has upgraded its license for My Insurance Center – Version 7.0 to a base configuration of My Insurance Center – NexGen, which includes the following enhanced capabilities and features:

•

In-Line IPD

•

In-Line Imaging

•

Dashboard

•

Electronic Underwriting Folders

•

Document Packaging

•

Submission/Binder Workflow

B.

7.0

License and Support Services Fees & Schedules.

7.1

License:

7.1.1

For use [***] of MIC NexGen by [***] of My Insurance CenterTM according to the terms and conditions expressed in this CSA and in the Agreement dated March 1, 2002:
Due and payable on signing of this CSA .......................................

$[***].

7.2

Annual Charges for Service & Support

7.2.1

Software Maintenance Support for MIC NexGen .........................

$[***].
The increase in Annual Support in the amount of $[***] shall be prorated and payable commencing on April 1, 2008.  For 2008, the total amount for Support will be billed [***] and will be due and payable [***].

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.